The American Funds Tax-Exempt Series II
                        The Tax-Exempt Fund of California
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

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Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $12,193
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Class B            $373
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Class C            $701
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Class F            $213
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Total              $13,480
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Class R-5          $286
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Total              $13,766
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Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3499
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2912
-------------------- -------------------------------------------
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Class C              $0.2774
-------------------- -------------------------------------------
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Class F              $0.3384
-------------------- -------------------------------------------
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Class R-5            $0.3635
-------------------- -------------------------------------------


Item 74U1 and 74U2
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Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            35,741
------------------ ----------------------------------
------------------ ----------------------------------
Class B            1,327
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Class C            2,770
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Class F            739
------------------ ----------------------------------
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Total              40,577
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Class R-5          768
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Total              41,345
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Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $16.94
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Class B                 $16.94
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Class C                 $16.94
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Class F                 $16.94
----------------------- -------------------------
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Class R-5               $16.94
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